SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement

[    ]  Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e)(2))

[  X ]  Definitive Proxy Statement

[    ]  Definitive Additional Materials

[    ]  Soliciting Material Pursuant to ss.240.1a-11(c) or ss.240.1a-12


                               Kaneb Services LLC
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Kaneb Services LLC
                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ] No filing fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11; (Set forth amount on which the filing is calculated and state how it was determined.): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Fee paid previously with preliminary materials: N/A

[   ] Check box if  any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

     5)   Total fee paid: N/A

                               KANEB SERVICES LLC
                          2435 North Central Expressway
                             Richardson, Texas 75080

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held June 4, 2003



To the Shareholders of  Kaneb Services LLC:

     Notice is hereby given that the Annual Meeting of Shareholders of Kaneb Services LLC, a Delaware limited liability company (the "Company"), will be held at 1100 Arch Street, Philadelphia, Pennsylvania 19107 at 9:00 A.M., Eastern time, on June 4, 2003, for the following purposes:

     (1)  to elect two members to the Board of Directors;

     (2) to transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 21, 2003, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     Shareholders are cordially invited to attend the meeting in person. Those who will not attend and who wish that their shares be voted are requested to sign, date and promptly mail the enclosed proxy in the enclosed stamped return envelope.

                                         By Order of the Board of Directors



                                         Howard C. Wadsworth
                                         Vice President, Treasurer and Secretary

Richardson, Texas
April 22, 2003

              WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING,
                    YOU ARE URGED TO SIGN, DATE AND MAIL THE
                   ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND
                  THE MEETING, YOU CAN VOTE EITHER IN PERSON OR
                                 BY YOUR PROXY.

                               KANEB SERVICES LLC
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 4, 2003
                       ----------------------------------
                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies of the holders of the Common Shares, (the "Common Shares"), of Kaneb Services LLC (the "Company") on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on June 4, 2003, 1100 Arch Street, Philadelphia, Pennsylvania 19107, at 9:00 A.M., Eastern time, or at any adjournment of such meeting. Copies of the accompanying Notice of Annual Meeting of Shareholders (the "Notice"), Proxy Statement and Form of Proxy are being mailed to shareholders on or about April 30, 2003.

     A proxy that has been received by the Company management may be revoked by the shareholder giving such proxy at any time before it is exercised. However, mere attendance at the meeting by the shareholder will not itself have the effect of revoking the proxy. A shareholder may revoke his proxy by notification in writing (or in person, if he attends the meeting) given to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Kaneb Services LLC, 2435 North Central Expressway, Richardson, Texas 75080, or by proper execution of a proxy bearing a later date. A proxy in the accompanying form, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the proposals set forth in the proxy.

     The Company's principal executive offices are located at 2435 North Central Expressway, Richardson, Texas 75080, and its telephone number is (972) 699-4062.

     At the date of this Proxy Statement, the management of the Company does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.


             COMMON SHARES OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

     On November 27, 2000, the Board of Directors of Kaneb Services, Inc. authorized the distribution of its pipeline, terminaling and product marketing businesses (the "Distribution") to its stockholders in the form of shares of a new limited liability company, Kaneb Services LLC. On June 29, 2001, the
Distribution was completed, with each stockholder of Kaneb Services, Inc. receiving one common share of the Company for each three shares of Kaneb
Services, Inc.'s common stock held on June 20, 2001, the record date for the Distribution, resulting in the distribution of 10.85 million shares of the Company. On August 7, 2001, the stockholders of Kaneb Services, Inc. approved an amendment to its certificate of incorporation to change its name to Xanser Corporation ("Xanser").

     The Board of Directors of the Company has fixed the close of business on April 21, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). At that date, there were outstanding 11,331,855 shares of the Company, and the holders of record on that date will be entitled to one vote for each share held by them for each proposition to be presented at the meeting.

     The following table sets forth information with respect to the Company's Common Shares owned of record or beneficially as of April 21, 2003, by all persons other than Directors and Named Executive Officers and Key Personnel (as defined below) of the Company who own of record or are known by the Company to own beneficially more than 5% of such class of securities:

                     Name and Address                         Type of            Number         Percent
                      of Shareholder                         Ownership          of Shares      of Class
         -----------------------------------------           ----------         ---------      --------
         Strome Investment Management, L.P. (1)              Beneficial          919,391         8.11%
         100 Wilshire Blvd, 15th Floor
         Santa Monica, California 90401

         Franklin Resources, Inc.(2)                         Beneficial          785,900         6.94%
         One Franklin Parkway
         San Mateo, California 94403

(1) The information included herein was obtained from information contained in Amendment No. 2 to Schedule 13D, filed by the shareholder on April 15, 2002 with the Securities and Exchange Commission ("SEC"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2)  The information included herein was obtained from information  contained in
     Schedule 13G, filed by the shareholder on January 30, 2003 with the SEC, pursuant to the Exchange Act.


                              ELECTION OF DIRECTORS

     The Company's Amended and Restated Limited Liability Company Agreement (the "Company Agreement") provides for classifications of its Board of Directors into three classes, with each class holding office for a three year term. At the Annual Meeting of Shareholders of the Company, two Directors, constituting the original Class II Directors of the Board of Directors of the Company (the "Board"), are to be elected by the holders of Common Shares to hold office until the Annual Meeting of Shareholders held in 2006 and thereafter until their respective successors are elected and qualified. Both of the nominees proposed by the Board for election by the holders of Common Shares are incumbent Directors. Although the Board does not contemplate that either of the nominees will be unable to serve, if such should occur prior to the meeting, proxies which do not withhold authority to vote for Directors will be voted for a substitute selected by the Board.

     The enclosed form of proxy provides a means for shareholders to vote for the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in advance of the commencement of the meeting will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by their proxy will be voted for the nominees listed therein or as noted above for other nominees selected by the Board. Unless a shareholder who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of Directors because the Company Agreement provides that Directors are elected by a majority of the votes cast for the position at the meeting, or if there are more than two nominees for such position, a plurality of the votes cast. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of Directors. However, the shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

                               BOARD OF DIRECTORS

Nominees for Directors

     The following table sets forth: (i) the name and age of each nominee listed in the enclosed form of proxy; (ii) the principal occupation of such nominee and
(iii) the year during which such nominee first became a Director of the Company.

                                                                            First Year as
                                                                              Director
         Name                        Principal Occupation                  of the Company           Age
----------------------     -------------------------------------------    ---------------        ---------
Frank M. Burke, Jr.        Chairman and Managing General                        2001                63
                           Partner of Burke, Mayborn
                           Company, Ltd., a private
                           investment company (1)

Charles R. Cox             Chairman of the Board and                            2001                60
                           Chief Executive Officer of
                           WRS Infrastructure and
                           Environment, Inc., a
                           technical services company (2)


(1) Mr. Burke, elected to the Company's initial board of directors, has been Chairman and Managing General Partner of Burke, Mayborn Company, Ltd., a private investment company, for more than the past five years. Mr. Burke also currently serves as a director of Xanser Corporation, Kaneb Pipe Line Company LLC, Dorchester Minerals Management GP LLC and Arch Coal, Inc.

(2) Mr. Cox, elected to the Company's initial board of directors, has been Chairman of the Board and Chief Executive Officer of WRS Infrastructure and Environment, Inc., a technical services company, since March 2001. He served as a private business consultant following his retirement in January 1998, from Fluor Daniel, Inc., where he served in senior executive level positions during a 29 year career with that organization. Mr. Cox also currently serves as a director of Xanser Corporation and Kaneb Pipe Line Company LLC.

Continuing Directors

                                                                         First Year      Completion
                                                                         as Director    Year of Term
                                                                           of the      as Director of
         Name                            Principal Occupation              Company       the Company      Age
---------------------------    ---------------------------------------   ---------     -------------    ------
Sangwoo Ahn                    Founding Partner of Morgan                    2001           2004           64
                               Lewis Githens & Ahn, an
                               investment banking firm (1)

John R. Barnes                 Chairman of the Board,                        2001           2004           58
                               President and Chief Executive
                               Officer of the Company (2)

Murray R. Biles                Investments (3)                               2001           2004           72

Hans Kessler                   Chairman and Managing Director of KMB         2001           2005           53
                               Kessler + Partner GmbH, a private
                               management consulting company (4)

James R. Whatley               Investments (5)                               2001           2005           76


(1) Mr. Ahn, elected to the Company's initial board of directors, is a founding partner of Morgan Lewis Githens & Ahn since 1982, currently serves as a director of Xanser Corporation, Kaneb Pipe Line Company LLC, PAR Technology Corporation and Quaker Fabric Corporation.

(2) Mr. Barnes also serves as a director of Xanser Corporation and Kaneb Pipe Line Company LLC.

(3) Mr. Biles, is also a director of Kaneb Pipe Line Company LLC. Mr. Biles joined Kaneb Pipe Line Company in November 1953 and served as President from January 1985 until his retirement at the close of 1993.

(4) Mr. Kessler, elected to the Company's initial board of directors, has served as Chairman and Managing Director of KMB Kessler + Partner GmbH since 1992. He was previously a Managing Director and Vice President of a European Division of Tyco International Ltd. Mr. Kessler also currently serves as a director of Xanser Corporation and of Kaneb Pipe Line Company LLC.

(5) Mr. Whatley, elected to the Company's initial board of directors, has served as a director of Xanser Corporation since 1956 and served as Chairman of the Board of Directors of Xanser Corporation from February 1981 until April 1989. Mr. Whatley also currently serves as a director of Kaneb Pipe Line Company LLC.


Meetings and Committees of the Board of Directors

     During 2002, the Board held six meetings and each Director attended 100% of these meetings, other than Messrs. Ahn and Burke, who were each unable to attend one of the Board meetings.

     The Board has an Audit Committee which is currently comprised of Sangwoo Ahn (Chairman), Frank M. Burke, Jr. and James R. Whatley. The functions of the Audit Committee include the selection of the Company's independent accountants, the planning of, and fee estimate approval for, the annual audit of the Company's consolidated financial statements, the review of the results of the examination by the Company's independent accountants of the Company's consolidated financial statements, and the approval of any non-audit services, if any, performed by the Company's independent accountants and consideration of the effect of such non-audit services on the auditors' independence. The Audit Committee operates under a written charter adopted by the Board of Directors of the Company, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee held seven meetings during 2002 and, with the exception of Messrs. Burke and Whatley, who were each unavailable for one Audit Committee meeting, each committee member attended all of the meetings.

     The Board also has a Compensation Committee comprised of Charles R. Cox, Hans Kessler and James R. Whatley (Chairman). The function of the Compensation Committee is to establish and review the compensation programs for the Named Executive Officers and Key Personnel of the Company and its subsidiaries and to formulate, recommend and implement incentive, share option or other bonus plans or programs for the officers and key employees of the Company and its subsidiaries. The Compensation Committee held three meetings during 2002, which were attended by all committee members.

     The Board also has a Nominating and Governance Committee comprised of Messrs. Ahn (Chairman), Biles, Burke, Cox, Kessler and Whatley, who constitute all of the non-employee Directors. The Nominating and Governance Committee held one meeting during 2002 that was attended by all committee members. The Nominating and Governance Committee considers and recommends future nominees to the Board, including nominees recommended by shareholders of the Company. Recommendations for nominees for election in 2004 must be submitted in writing by December 29, 2003, to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Kaneb Services LLC, 2435 North Central Expressway, Richardson, Texas 75080. The submitted recommendations must be accompanied by a statement of qualifications of the recommended nominee and a letter from the nominee affirming that they will agree to serve as a Director of the Company if elected by the shareholders. The Nominating and Governance Committee also develops and recommends to the Board corporate governance guidelines for the Company and reviews, from time to time, the Company's policies and processes regarding principles of corporate governance.


Executive Officers

     The following table sets forth the names, positions with the Company and ages for the Executive Officers of the Company.

                 Name                           Position Held with Company                          Age
-------------------------------            ---------------------------------------               ---------

         John R. Barnes                    Chairman of the Board, President                         58
                                              and Chief Executive Officer (1)

         Howard C. Wadsworth               Vice President, Treasurer                                58
                                              and Secretary (2)

(1) Mr. Barnes was elected to his current positions with the Company upon its formation in April 2001. He has served as Chairman of the Board, President and Chief Executive Officer of Kaneb Services, Inc. and its successor, Xanser Corporation, for more than the past five years.

(2) Mr. Wadsworth was elected to his current positions with the Company upon its formation in April 2001. He has served as Vice President, Treasurer and Secretary of Kaneb Services, Inc. and its successor, Xanser Corporation, for more than the past five years.

                      BENEFICIAL OWNERSHIP OF COMMON SHARES
                       BY DIRECTORS AND EXECUTIVE OFFICERS

                                                                                   Number of Common       Percent
                                                                                 Shares Beneficially      of Out-
                                                                                      Owned at           standing
            Name                          Position Held with Company              April 21, 2003 (1)      Shares
-------------------------------     ---------------------------------------      -------------------     ---------
John R. Barnes                      Chairman of the Board, President and                358,898 (2)          3.17%
                                    Chief Executive Officer

Sangwoo Ahn                         Director                                             92,306 (3)         *%

Murray R. Biles                     Director                                              5,100             *%

Frank M. Burke, Jr.                 Director                                             53,125             *%

Charles R. Cox                      Director                                             74,553 (4)         *%

Hans Kessler                        Director                                             25,560 (5)         *%

James R. Whatley                    Director                                             61,060 (6)         *%

Howard C. Wadsworth                 Vice President, Treasurer and Secretary              42,512             *%


All Directors and Executive Officers as a group (8 persons)                             713,114             6.29%

*       Less than one percent.

(1) Shares listed include those beneficially owned by the person determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Mr. Barnes shares voting and investment power on these shares, including 58,898 shares that Mr. Barnes has the right to acquire, pursuant to options or otherwise, within 60 days of April 21, 2003.

(3) Includes 41,247 shares that Mr. Ahn has the right to acquire, pursuant to options or otherwise, within 60 days of April 21, 2003.

(4) Includes 31,227 shares that Mr. Cox has the right to acquire, pursuant to options or otherwise, within 60 days of April 21, 2003.

(5) Includes 16,349 shares that Mr. Kessler has the right to acquire, pursuant to options or otherwise, within 60 days of April 21, 2003.

(6) Includes 30,060 shares that Mr. Whatley has the right to acquire, pursuant to options or otherwise, within 60 days of April 21, 2003.


                             EXECUTIVE COMPENSATION

Named Executive Officers and Key Personnel

     The following table sets forth information concerning the annual and long-term compensation paid for services to the Company in all capacities for the fiscal year ended December 31, 2002 to the Chief Executive Officer and the other four most highly compensated executive officers of Kaneb Services LLC and key personnel of its subsidiaries (the "Named Executive Officers and Key Personnel").

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation (1)   Long Term Compensation
                                           -----------------------  -------------------------
                                                                          DSUs
                                                                       Related to
           Name and                                                     Deferred        Share         All Other
      Principal Position           Year       Salary        Bonus   Compensation (2)   Options    Compensation (3)
------------------------------   -------   -----------    --------  ----------------  ---------   ----------------
Executive Officers:
John R. Barnes                     2002    $ 237,521      $  -0-        19,670           27,939        $ 5,008
Chairman of the Board              2001      109,274 (4)     -0-           263          300,000          1,533
President and Chief
Executive Officer of the Company

Howard C. Wadsworth                2002      140,563         -0-         1,461            1,710          5,008
Vice President, Treasurer          2001       54,283 (4)     -0-            44             -0-           2,024
and Secretary

Key Personnel of Subsidiaries:
Edward D. Doherty                  2002      237,021       300,000       4,132            1,901         10,262
Chairman of the Board              2001      238,996       233,333         130             -0-           8,410
and Chief Executive Officer
Kaneb Pipe Line Company LLC

Jimmy L. Harrison (5)              2002      174,763        13,600       1,969            2,954          4,537
President                          2001      153,590         -0-          -0-              -0-           4,245
Kaneb Pipe Line Company LLC

Fred T. Johnson                    2002      210,184        55,361       2,490            3,672          9,896
President                          2001      190,544        50,000          14             -0-           7,142
ST Services Terminaling Group

Michael L. Rose (6)                2002       90,000 (7)     -0-            -0-            -0-              98
President
Statia Terminals Group

Ronald D. Scoggins                 2002      161,555       155,000       4,219            6,329          7,465
Senior Vice President              2001      175,848 (8)   116,667          19             -0-           7,610
Kaneb Pipe Line Company LLC


(1) Excludes compensation voluntarily deferred for the purchase of Deferred Share Units ("DSUs") for 2002 and 2001, for Mr. Barnes ($112,479 and $104,000); Mr. Wadsworth ($9,437 and $4,050); Mr. Doherty ($62,979 and
     $4,404);  Mr. Johnson  ($13,316 and $456);  and Mr.  Scoggins  ($23,445 and
     $11,465).

(2) Reflects DSUs newly acquired during 2002, and those acquired in connection with the Distribution from previous enrollment in the Kaneb Services, Inc. Supplemental Deferred Compensation Plan.

(3) Includes the amount of the Company's contribution to the Savings Investment Plan (the "401(k) Plan") and the imputed value of Company-paid group term life insurance coverage exceeding $50,000.

(4) Represents salary paid by the Company from July 1, 2001 through December 31, 2001.

(5) Mr. Harrison was elected President of Kaneb Pipe Line Company LLC ("KPL") January 1, 2002, prior to which time he served as Executive Vice President during 2001 and Controller since 1992 for KPL.

(6) Mr. Rose was elected President of the Statia Terminals Group effective July 1, 2002, prior to which he served as Chairman and CEO of SGI International for three and one-half years and Senior Vice President and COO of ESCO for ten years prior to joining SGI International.

(7) Represents Mr. Rose's salary from the time he joined the Company, on July 1, 2002, through the end of the year.

(8) Includes $37,013 in the form of 2,132 of the Company's Common Shares based upon the market value of those shares on the date of grant.

                  Options/SAR's Granted During Last Fiscal Year

New Grants

     The following table includes the details of options granted to the Named Executive Officers and Key Personnel during 2002. All options were priced at 100% of the closing price of the Company's Common Shares on the date of grant. For illustrative purposes only, the Black-Scholes option pricing model has been used to estimate the value of options issued by the Company. The assumptions used in the calculations under such model include share price variance or volatility based on weekly average variances of the shares and similar shares for the ten-year period preceding issuance, a risk-free rate of return based on the 30-year U.S. Treasury bill rate for the ten-year expected life of the options, and exercise of the options at the end of their expected life. The actual option value realized, if such option is exercised, will be based upon the excess of the market price of the Company's Common Shares over the exercise price of the option on the date of exercise. There is no relationship between the actual option value upon exercise and the illustration below.

                                             % of Total                                            Computed Value
                          Number of            Granted                                               Using Black
                        Options/SAR's       To Employees        Exercise Price      Expiration     Scholes Option
       Name                Granted           During Year           ($/Share)           Date         Pricing Model
------------------    ----------------   -------------------   ---------------     -----------    -----------------
Executive Officers:
John R. Barnes             27,939                37.7%              $19.73           03/07/12           $37,159
Howard C. Wadsworth         1,710                 2.3%              $19.73           03/07/12             2,274

Key Personnel of Subsidiaries as listed on page 7:
Edward D. Doherty           1,901                 2.6%              $19.73           03/07/12             2,528
Fred T. Johnson             3,672                 5.0%              $19.73           03/07/12             4,884
Jimmy L. Harrison           2,954                 4.0%              $19.73           03/07/12             3,929
Ronald D. Scoggins          6,329                 8.5%              $19.73           03/07/12             8,418


               Aggregated Option/SAR Exercises in Last Fiscal Year
                        And Fiscal Year End Option Values

                                                             Number of Unexercised         Value of Unexercised
                                                                Options Held at            In-the-Money Options
                                Shares                          Fiscal Year End             at Fiscal Year End
                              Acquired On      Value     ----------------------------   ----------------------------
       Name                    Exercise      Realized    Exercisable   Unexercisable    Exercisable   Unexercisable
---------------------       -------------    --------    -----------   -------------    -----------   -------------
Executive Officer:
Howard C. Wadsworth              1,670        $12,854        1,670          6,720      $    10,550       $31,650

Key Personnel of Subsidiaries as listed on page 7:
Edward D. Doherty                5,000         76,679       71,208          1,901          918,129          -0-
Jimmy L. Harrison                 -0-           -0-          -0-            2,954             -0-           -0-
Fred T. Johnson                   -0-           -0-          -0-            3,672             -0-           -0-
Ronald D. Scoggins                -0-           -0-          6,619          6,329           66,703          -0-


                      Equity Compensation Plan Information


     The following table sets forth information about the Company's equity compensation plans as of December 31, 2002. Securities to be issued as shown in the table are the result of options granted and Deferred Share Units purchased including "Keep Whole Options" granted pursuant to the Distribution.

                            Number of Securities to                                        Number of Securities
                            be Issued Upon Exercise       Weighted-Average Exercise      Remaining Available for
                            of Outstanding Options,     Price of Outstanding Options,     Future Issuance Under
    Plan Category             Warrants and Rights            Warrants and Rights        Equity Compensation Plans
----------------------    --------------------------   ------------------------------   ----------------------------

Equity Compensation
Plans Approved by
Security Holders (1)                 899,776                        $11.82                        648,370

Equity Compensation
Plans Not Approved
By Security Holders                     -                              -                             -
                                 --------------                   ---------                    -------------
Total                                899,776                        $11.82                        648,370
                                 ==============                   =========                    =============

(1) All shares utilized for equity compensation are issued under the Kaneb Services LLC 2001 Incentive Plan, including those Keep-Whole Options related to Kaneb Services, Inc. options granted up to ten years prior to the Distribution.


             Keep-Whole Options Granted Pursuant to the Distribution

     In order to preserve the value of options which were outstanding prior to the Distribution, the Company issued options in its Common Shares to all holders of Kaneb Services, Inc. common stock options. No value was created by the grants below, and the same intrinsic value of options held was maintained for each holder as at the time of the Distribution. At the Distribution date, the exercise price for each option to purchase shares of Kaneb Services, Inc. common stock was reduced to an amount equal to the result of (1) the fair market value of a share of Kaneb Services, Inc.'s common stock on the ex-dividend date multiplied by (2) a fraction, the numerator of which was the original exercise price for the option and the denominator of which was the fair market value of a share of Kaneb Services, Inc.'s common stock on the last trading date prior to the ex-dividend date. The number of shares subject to the Kaneb Services, Inc. stock option was not changed as a result of the Distribution. With regard to options issued for shares of the Company, the exercise price applicable was that price that created the same ratio of exercise price to market price as in the adjusted exercise price applicable to the holders of Kaneb Services, Inc.
options. The number of Common Shares subject to options issued by the Company was such number necessary to produce an intrinsic value (determined as of the ex-dividend date) that, when added to the intrinsic value of the adjusted Kaneb Services, Inc. option (determined as of the ex-dividend date), equaled the pre-distribution intrinsic value of the Kaneb Services, Inc. option, if any, (determined as of the last trading date prior to the ex-dividend date). However options to purchase fractional Common Shares of the Company were not granted. The fair market values of shares of Kaneb Services, Inc.'s common stock and the Company's Common Shares were based upon the closing sales price of the stock on the last trading date prior to the ex-distribution date and the opening sales price of the shares on the ex-distribution date.


Description of Other Programs

Deferred Share Unit Plans

     In 1996, Kaneb Services, Inc. implemented a share-based deferred compensation plan ("Deferred Stock Unit Plan" or "DSU Plan") whereby officers, directors and key executives were permitted to defer compensation on a pretax basis in return for common stock of Kaneb Services, Inc. at a predetermined date after the end of the compensation deferral period. In connection with the
Distribution, the Company agreed to issue Deferred Share Units ("DSUs") equivalent in price to the Company's Common Shares at that time. For every three Kaneb Services, Inc. DSUs held, the Company issued one DSU, such that the intrinsic value of each holder's deferred compensation account remained unchanged as a result of the Distribution. In addition, upon the payment date of any distribution on the Company's Common Shares, the Company agreed to credit each deferred account with the equivalent value of the distribution. Upon the scheduled payment of the deferred accounts, the Company agreed to issue one common share for each DSU relative to Company DSUs previously issued and to pay the equivalent of the accumulated deferred distributions to the previously deferred account holder. All other terms of the DSU Plan remained unchanged. Similarly, Kaneb Services, Inc. agreed to issue to employees of the Company who hold DSUs, the number of shares of Kaneb Services, Inc. (now Xanser) common share subject to the Kaneb Services, Inc. DSUs held by those employees. In March 2002, the Company implemented its own Deferred Share Unit Plan with substantially similar terms as the prior Kaneb Services, Inc. plan for its officers and key employees. At December 31, 2002, approximately 186,700 Common Shares of the Company are issuable under the prior Kaneb Services, Inc. plan and the Company's current plan.


Long Term Incentive Plan

     Pursuant to an agreement between an affiliate of the Company and Kaneb Pipe Line Partners, L.P. (the "Partnership") during 2002, a long-term incentive plan was approved for John R. Barnes by the Kaneb Pipe Line Company LLC Board of Directors to further motivate and retain Mr. Barnes to increase the relative value of the Partnership for all unit holders. The plan was established to provide for a payment to Mr. Barnes equal to 2% of the increase in aggregate Partnership unit value as computed under the plan from December 31, 2001 to December 31, 2006, adjusted by the differential of yield on the Partnership unit distributions and 10 year U.S. treasury bill rates and negated by changes in units outstanding. Under the terms of the plan, payment, if any, is scheduled to be made in July 2007. As of December 31, 2002, there was no value earned, accrued or payable under the plan.


Board Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for recommending the types and levels of compensation for Named Executive Officers and Key Personnel of the Company. The Committee is comprised of three independent, non-employee Directors. Following thorough review and approval by the Committee, decisions relating to executive compensation are reported to and approved by the full Board of Directors. The Committee has directed the preparation of this report and has approved its contents and its submission to the shareholders. As provided by the rules of the SEC, this report is not deemed to be filed with the SEC nor incorporated by reference into any prior or future fillings under the Securities Act of 1933, as amended, or the Exchange Act.

     In the Committee's opinion, levels of executive compensation should generally be based upon the performance of the Company, the contributions of individual officers to such performance and the comparability to persons with similar responsibilities in business enterprises similar in size or nature to the Company. The Committee believes that compensation plans should align executive compensation with returns to shareholders, giving due consideration to the achievement of both long-term and short-term objectives. The Committee believes that such compensation policies and practices have allowed the Company to attract, retain and motivate its key executives.

     The compensation of the Company's Named Executive Officers and Key Personnel consists primarily of base salaries and the opportunity to participate in certain incentive arrangements, including, among other programs, the 2001 Incentive Plan, the granting of contractual non-qualified share options, and the Company's DSU Agreement. The value of these compensation arrangements directly relates to the future performance of the Company's Common Shares. The Committee continues to believe that the utilization of incentive programs that are linked to the performance of the Company's Common Shares closely aligns the interests of the executive with those of the Company's shareholders.

     The base salaries of the Company's Named Executive Officers and Key Personnel, including the Chief Executive Officer, are based upon a subjective assessment of each individual's performance, experience and other factors which are believed to be relevant in comparison with compensation data contained in published and recognized surveys. The Committee believes that these salary levels are appropriate to ensure that the Company's Named Executive Officers and Key Personnel's compensation remains close to the median level of most of the comparative compensation data. Messrs. Doherty, Johnson, Harrison, Rose and Scoggins are eligible to receive incentive bonuses based on the financial achievement of their areas of responsibility. These incentive arrangements have been extended to such key employees for 2003. The Committee believes that improvements in earnings and cash flow from the prior year and a comparison of actual performance versus budget are appropriate standards for measuring performance and directly link the individual participant's total potential remuneration with the accomplishment of established growth targets.

     Eligibility for participation in the various Company plans and the awards granted under the 2001 Incentive Plan were determined after the Committee had thoroughly reviewed and taken into consideration the respective relative accountability, anticipated performance requirements and contributions to the Company by the prospective participants, including the Named Executive Officers and Key Personnel. All outstanding share options that have been granted pursuant to these plans and programs were granted at prices not less than 100% of the fair market value of the Company's Common Shares on the dates such options were granted, taking into consideration the effect of the Distribution on previous option grants. The Committee believes that share options, deferred share units and share grants are a desirable form of long-term compensation that allow the Company to recruit and retain senior executive talent and closely connect the interests of management with shareholder value.

                                          Compensation Committee

                                          James R. Whatley, Chairman
                                          Charles R. Cox
                                          Hans Kessler


Report of the Audit Committee of the Board of Directors

     The  Audit  Committee  of the  Board of  Directors  of the  Company,  which operates under a written charter adopted by the entire Board,serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's internal controls and the financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles in the United States.

     In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380 - Communication With Audit Committees), as amended.

     3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants that firm's independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the SEC.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

                                          Audit Committee

                                          Sangwoo Ahn, Chairman
                                          Frank M. Burke, Jr.
                                          James R. Whatley

Termination Agreements

     In order to attract and retain qualified employees, the Company has periodically entered into termination agreements with key employees of the Company and its subsidiaries which provide that the Company will pay certain amounts into an escrow account if a third party takes certain steps which could result in a change-of-control. Under the agreements, a "change-of-control" occurs if, under certain specified circumstances: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, restructuring or proceeding under the bankruptcy laws, sale of assets or contested election, or any combination of the foregoing transactions, the persons (or any combination thereof) who are Directors of the Company before the transaction cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; or (iii) as a consequence of a tender or exchange offer or a proxy contest of third party consent solicitation, a majority of the fair market value of the assets of the Company are distributed to the Company's securities holders. If a change-of-control occurs and, among other things, the employment of the employee terminates, voluntarily or involuntarily, for any reason, the escrowed sum will be paid to the employee. Messrs. Barnes, Doherty and Wadsworth have termination agreements which provide that, in the event that their employment is terminated as a consequence of a change-of-control, the Company will pay each individual an amount equal to 299% of their average annual base salary for the five years prior to the change-of-control. Additionally, two other employees each have similar agreements pursuant to which they would be paid 100% of their respective annual salaries prior to the change-of-control. If such a change-of-control of the Company were to occur at April 21, 2003, an aggregate of $2,651,515 would be payable to these individuals.

Directors' Fees

     For 2002, each non-employee member of the Company's Board of Directors was paid a retainer of $20,000.

     In September 2001, the Company issued an aggregate of 30,000 restricted Common Shares to the outside Directors of the Company. All of such shares vest or become transferable in one-third increments on each anniversary date after issuance. In conjunction with the issuance of the restricted shares, the Company recognized a total expense of $0.1 million in 2001 and $0.2 million in 2002.




                                PERFORMANCE GRAPH

     The following graph compares, for the period June 29, 2001 to December 31, 2002, the cumulative total shareholder return on the Common Shares of the Company with the New York Stock Exchange ("NYSE") Market Index and an industry-based index prepared by Media General Financial Services, Inc. The industry-based index is comprised of companies that share the same classification as the Company and which consists of companies that provide similar services. The graph assumes an initial investment of $100 and the reinvestment of all distributions.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   6/29/01     9/30/01     12/31/01    3/31/02     6/30/02    9/30/02     12/31/02
                                   -------     -------     --------    -------     -------    -------     --------
  Kaneb Services LLC                100.00      110.63      135.76      158.06      143.91     150.36      137.76
  Industry-based Index              100.00      108.23      113.58      112.48      103.87     107.23      111.85
  NYSE Market Index                 100.00       87.76       95.46       97.40       87.58      74.32       79.26



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, among others, to file reports of ownership and changes of ownership in the Company's equity securities with the SEC and the NYSE. Such persons are also required by related regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during the year ended December 31, 2002, its officers and directors have complied with all applicable filing requirements under Section 16(a).


                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP, the Company's independent auditors for the calendar year 2002 has advised the Company that it will have in attendance at the Annual Meeting of Shareholders a representative who will respond to appropriate questions presented at such meeting regarding the Company's financial results and condition at the close of its most recent fiscal year. Representatives of the firm will be afforded an opportunity to make statements if they wish to do so.

         During 2002, KPMG LLP charged fees for services rendered to the Company and its consolidated subsidiaries as follows:

                                    SERVICES                                                   FEES
         --------------------------------------------------------------------             --------------
         Audit                                                                              $ 316,000
         Financial information systems design and implementation                            $   -0-
         All other:
            Audit related fees (reviews of SEC filings and foreign statutory audits)        $ 246,000
            Income tax return review                                                        $  15,000


     The Audit Committee of the Board of Directors of the Company considered whether the provision of services other than audit services for 2002 were compatible with maintaining the principal accountants' independence. The Audit Committee of the Board of Directors has not yet met to select the principal accountants to audit the accounts of the Company for the calendar year ending December 31, 2003.


                                  OTHER MATTERS

     At the date of this Proxy Statement, the management of the Company does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote their proxies in accordance with their best judgment on such matters. A copy of the Company's 2002 Annual Report is being mailed, concurrently with the mailing of this Proxy Statement, to shareholders who have not previously received a copy of the Annual Report.

     The cost of preparing and mailing the proxy, Notice and Proxy Statement will be paid by the Company. In addition to mailing copies of this material to all shareholders of the Company, the Company has retained D.F. King & Co. to request banks and brokers to forward copies of such material to persons for whom they hold the Company shares and to request authority for execution of the proxies. The Company will pay D.F. King & Co. a fee of $4,500, excluding expenses, and will reimburse banks and brokers for their reasonable, out-of-pocket expenses incurred in connection with the distribution of proxy materials.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of holders of the Company's Common Shares intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2004 must be received by the Company, addressed to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Kaneb Services LLC, 2435 North Central Expressway, Richardson, Texas 75080, no later than December 29, 2003 to be included in the Proxy Statement and form of proxy relating to that meeting. Additionally, proxies for the Company's Annual Meeting of Shareholders to be held in the year 2004 may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) the Company received written notice, addressed to the Company's Secretary, not later than December 29, 2003, that the matter will be presented at such annual meeting and (ii) the Company fails to include in its proxy statement for the 2004 annual meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

                                          By Order of the Board of Directors


                                          John R. Barnes
                                          Chairman of the Board, President
                                          and Chief Executive Officer
                                          Dated: April 22,  2003

                                   APPENDIX A

                               KANEB SERVICES LLC
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


Purpose

     The Audit Committee's Primary function is to assist the board in fulfilling its oversight responsibilities by obtaining, to the extent it considers necessary and appropriate, an understanding of the financial information provided to the shareholders and others, the financial reporting process, the systems of disclosure controls (controls which provide "reasonable assurance" that the Company is able to collect, process and disclose the required information, both financial and non-financial, in its reports), internal controls which Management and the Board of Directors have established, the performance of the Company's internal audit function and independent auditors, and the Company's compliance with ethics policies and legal and regulatory requirements. In doing so the Audit Committee will have open communication with the Board of Directors, Management, internal audit and the independent accountants.

     The Audit Committee has the responsibilities and powers set forth in this Charter. It is not the duty of the Audit Committee to provide expert or special assurances, to plan or conduct audits, or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

     The Committee, in carrying out its responsibilities, should have policies that remain flexible in order to react to changing conditions and circumstances. The Committee may form and delegate authority to the Chair of the Committee and /or a subcommittee when appropriate. All actions taken pursuant to a delegation of authority under the preceding sentence shall be presented to the full Committee at its next regularly scheduled meeting for review and ratification. The following duties and responsibilities are set forth as a guide with the understanding that the committee may supplement them as appropriate.

Organization

o    The Audit Committee shall be appointed by the Board of Directors.

o    The Audit Committee shall consist of at least three members.

o Only independent directors may be members of the Audit Committee. An independent director is a director who meets the independence and experience requirements of the New York Stock Exchange and/or the Securities and Exchange Commission.

o The Board of Directors must review and approve simultaneous service on multiple audit committees.

o    Compensation shall be limited to director's fees and committee fees.

o All committee members shall be financially literate as determined by the Board of Directors. At least one member of the Committee shall be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.

o The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and to provide the Committee with a written agenda.

     In meeting its responsibilities, the Committee shall, to the extent it considers necessary and appropriate:

     General

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

     o Receive corporate attorney's reports of any evidence of a material violation of securities laws or breaches of fiduciary duty.

     o Prepare, or cause to be prepared, its report to be included in the Company's annual proxy statement, as required by SEC regulations.

     o Conduct an evaluation of its performance at least annually to determine whether it is functioning effectively. o Conduct or authorize investigations as it deems necessary into any matters within the Committee's scope of responsibilities.

         The Committee shall have unrestricted access to all members of management and other personnel and all relevant information including full access to all books, records and facilities. The Committee may retain independent counsel, accountants or others as it deems necessary to assist it in the conduct of any investigation.

     o Meet at least four times per year or more frequently as circumstances require.

     o    Report   Committee   actions   to  the   Board   of   Directors   with
          recommendations, as the Committee may deem appropriate.

     o    Review annually and update the Committee's formal charter.

     o Provide sufficient opportunity to meet with the independent accountants, the internal auditors and Management in separate sessions to discuss any matters that the Committee believes should be discussed privately with the Audit Committee.

     o Provide for inclusion, as applicable, in the Company's proxy statement or other SEC filings of any report from the audit committee required by applicable laws and regulations and stating among other things whether the audit committee has:

     o    Discussed the audited financial statements with management.

     o Discussed with the independent auditors the matters required to be discussed by SAS 60 and SAS 61.

     o Received regular reports from the independent auditor on all of the critical accounting policies and practices to be used, and all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management officials of the issuer, ramifications of the alternative use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm and other material written communications between the registered public accounting firm and the management of the issuer such as any management letter or schedule of unadjusted differences.

     o    Received   disclosures  from  the  auditors  regarding  the  auditors'
          independence as required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence.

     o Recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.


Internal Controls and Risk Assessment

     o Discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls. o Discuss with management, the internal auditors and the independent auditors the Company's policies and procedures to assess, monitor and manage significant risks or exposures and the steps Management has taken to monitor and control such risks, including business risk and legal and ethical compliance programs such as the Company's Code of Ethics. o Discuss with management, the internal audit function and the independent accountants:

     o The effectiveness of or weaknesses in the Company's disclosure and internal controls including the status and adequacy of information systems and security.

     o Any related significant findings and recommendations of the independent accountants and the internal auditors together with management's responses including the timetable for implementation of recommendations to correct weaknesses in the disclosure and internal controls.


Internal Audit

     o The Company's Director of Internal Audit shall report directly to the Audit Committee of the Board of Directors who will evaluate the audit scope and role of internal audit including staffing and compensation as well as the internal process for evaluating risk and establishing the internal audit plan.

     o    Consider and discuss with management:

          o Significant findings and Management's response including the timetable for implementation to correct weaknesses.

          o Any difficulties encountered in the course of their audit such as restrictions on the scope of their work or access to information.

          o    Any changes required in the planned scope of their audit plan.

          o    The internal audit budget.


Compliance with Laws and Regulations

     o Discuss the Company's process for determining and disclosing risks and exposure from asserted and unasserted litigation, claims from noncompliance with laws and regulations and any other matters that may have a material impact on Company operations and the financial statements.

     o Discuss with the Company's counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements.

     o Discuss with Management, the internal auditors and the Company's independent public accountants the status and adequacy of management information systems including the significant risks and major controls over such risks.



Financial Reporting


     o Discuss with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Quarterly Report on Form 10-Q and Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment of the quality, not just the acceptability, of critical accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     o Discuss with Management and the independent accountants at the completion of the annual examination and quarterly reviews:

     o The Company's earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     o Discuss with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

     o    The Company's annual financial statements and related footnotes.

     o The independent accountants' audit of the financial statements and their report.

     o Any significant changes required in the independent accountant's audit plan.

     o Any difficulties or disputes with Management encountered during the audit.

     o    The quality of the Company's accounting principles.

     o Other matters related to conduct, which should be communicated to the Committee under generally accepted auditing standards.

     o    The adequacy of internal controls and disclosure controls.


External Auditor

     o Be directly and solely responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including the resolution of issues between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

     o At least annually, obtain a report by the independent auditors describing:

          o    The firm's internal quality control procedures

          o Any material issues resulting from the most recent internal quality control or peer review of the firm, or by any inquiry or investigation into any independent audit performed by the firm by governmental or professional authorities within the preceding five years along with any steps taken to deal with any such issues.

          o All relationships between the independent auditor and the Company for the purpose of assessing the auditor's independence.

          o Discuss the external auditor's process for identifying and responding to key audit, disclosure and internal control risks.

          o Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Stock Exchange listing standards.

          o Receive and discuss with the independent accountant periodic information regarding the firm's independence and, if deemed necessary by the Audit Committee, recommend that the Board take appropriate actions to satisfy itself of the independent accountants' independence.

          o Instruct the independent accountants to communicate directly to the Audit Committee any serious difficulties or issues with Management. The independent accountant is ultimately responsible to the Board of Directors and Audit Committee of the Company.

          o Discuss the qualifications, performance and independence of the independent auditors, including all relationships between the independent auditors and the Company, considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

          o Consider annually whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner and the independent auditing firm.

          o Discuss with the independent auditor issues on which they consulted with the national office.


Compliance with Codes of Ethical Conduct

     After reviewing the annual report of management, the Company's Director of Internal Audit and the independent auditors, the Audit Committee will discuss with management assurances that the Company and its subsidiary / foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of Business and Ethics.

     The Committee recognizes that financial management (including the internal audit staff), as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditor's work.